SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2003

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 Clayton Road Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Note: This amendment to Form 8-k is being filed to correct two clerical errors:

(1)	The text of Item 7 was erroneously omitted; and,

(2)	The reporting of our Press Release, dated August 7, 2003, was mistakenly filed under Item 9 rather than Item 12.

     There are no changes to our Press Release dated August 7, 2003.

Item 7. Exhibit

99.1      Release dated August 7, 2003

Item 12. Results of Operations and Financial Condition

     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the registrant’s second quarter 2003 earnings press release dated August 7, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

By:	/s/ Mark E. Hood

Name: Mark E. Hood
Title: Senior Vice President Chief Financial Officer

Date: August 7, 2003